Exhibit 10.81

AMENDMENT NO. 1
TO
AGREEMENT

This Amendment No. 1 to Agreement, dated as of January 27, 2017, (this “Amendment”), is by and among Federated Investment Management Company (“Federated”), Passport Research Ltd. (“Passport”), The Jones Financial Companies, L.L.L.P. (“Jones Financial”), for itself and for and on behalf of Edward D. Jones & Co., L.P. (“EDJones” and, together with The Jones Financial Companies, L.L.L.P., “Jones”), and Passport Holdings LLC (“Buyer”) (each of Federated, Passport, EDJones, Jones and Buyer being a “Party” and, collectively, as applicable, the “Parties”). Capitalized terms used, but not defined, in this Amendment have the meanings given to such terms in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Federated, Passport, Jones Financial, EDJones and Buyer are parties to that certain Agreement, dated as of April 27, 2016 (as amended, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the respective terms and conditions contained in this Amendment, and intending to be legally bound, the Parties agree as follows:

SECTION 1.    Amendment to Amend Definitive Agreement

(a)The Parties hereto acknowledge and agree that because Olive Street Investment Advisers LLC (“Olive Street”) Multi-Manager Order extends its exemptive relief to any fund that is under “common control” with Olive Street (and following the Passport Transfer, Passport will be considered under “common control” with Olive Street, which is “controlled by” Jones Financial), obtaining a new Multi-Manager SEC Exemption for the Edward Jones Money Market Fund (the “Fund”) is not necessary as Olive Street’s exemptive relief would apply to the Fund.

(b)The Parties hereto acknowledge and agree that Federated and Passport (pre-Closing) shall be responsible for their own respective fees, costs and expenses, incurred during the pre-Closing. Accordingly, the Parties acknowledge and agree that Passport (pre-Closing) shall be responsible for fifty percent (50%) of the Investment Company Institute (the “ICI”) membership dues incurred for the Fund during the pre-Closing and the remaining pre-Closing ICI membership dues incurred (fifty percent (50%)) shall be paid by the Fund. For the avoidance of doubt, the Parties further acknowledge and agree that following the Closing Date, Jones, Buyer and/or Fund shall be responsible for the Fund’s ICI membership dues incurred post-Closing. The Parties hereto acknowledge and agree that any other similar expense of or for the benefit of the Fund (e.g., NASDAQ, CUSIP, blue-sky and S&P credit rating fees) shall be allocated, as necessary, to the Fund as mutually agreed upon by the parties.

Exhibit 10.81

(c)Section 8.1(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“With respect to the Passport Transfer and EJMMF Adoption, Federated has a reasonable belief, based on communications with the Federal Reserve Bank of New York, that the EJMMF shall continue to be eligible to participate in reverse repurchase agreements with the Federal Reserve Bank of New York Post-Closing so long as Federated serves as sub-adviser of the Edward Jones Money Market Fund.”

(d)Exhibit F of the Agreement, entitled “Form of New Sub-Advisory Agreement”, is hereby deleted in its entirety and replaced with a new Exhibit F, attached hereto.

(e)Schedule 1.58 of the Agreement, entitled “Passport Records”, is hereby deleted in its entirety and replaced with new Schedule 1.58, attached hereto.

(f)Schedule 6.1(g) of the Agreement, entitled “Required Notices, Consents and Approvals”, is hereby deleted in its entirety and replaced with new Schedule 6.1(g), attached hereto.

(g)Schedule 6.1(h) of the Agreement, entitled “Affiliated Transactions”, is hereby deleted in its entirety and replaced with new Schedule 6.1(h), attached hereto.

(h)Schedule 6.2(l) of the Agreement, entitled “Relevant Passport Contracts”, is hereby deleted in its entirety and replaced with new Schedule 6.2(l), attached hereto.

SECTION 2.    Miscellaneous.

(a)    This Amendment shall be effective as of the date first written above upon its execution and delivery by each of the Parties.

(b)    The Agreement, as amended by this Amendment, shall remain in full force and effect.

(c)    This Amendment shall be governed in all respects, including as to validity, interpretation and effect, by the laws of the State of New York, without giving effect to its principles or rules of conflict of laws that would require the application of the laws of another jurisdiction.

(d)    This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement. Once each Party to this Amendment has executed a copy of this Amendment (whether in original, by facsimile or .pdf signature or electronic signature), this Amendment shall be considered fully executed and effective, notwithstanding that all Parties have not executed the same copy.

[Signature Page Follows]

Exhibit 10.81

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Title: President and Chief Executive Officer

PASSPORT RESEARCH LTD.

By: /s/ John B. Fisher

Title: President and Chief Executive Officer

PASSPORT HOLDINGS LLC

By:  /s/ Michael Besmer

Title: Michael Besmer, Treasurer

EDWARD D. JONES & CO., L.P.
(by its General Partner, EDJ Holding Company, Inc.)

By:  /s/ Kevin D. Bastien

Title: Kevin D. Bastien, Treasurer

THE JONES FINANCIAL COMPANIES, L.L.L.P.

By: /s/ Kevin D. Bastien

Title: Kevin D. Bastien, Chief Financial Officer

[Signature Page to Amendment No. 1 to Agreement]